Statutory Information	12 Months Ended
Dec. 31, 2011
Statutory Information [Abstract]
Statutory Accounting Practices Disclosure [Table Text Block]
Statutory Information
Insurance companies are required to file financial statements with state insurance regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Net earnings and policyholders’ surplus on a statutory basis were as follows (in thousands):

Net Earnings			Policyholders’ Surplus
2011	2010	2009	2011	2010
$37,288	$96,870	$105,733	$531,214	$481,461
For the twelve-month periods ended December 31, 2011, 2010 and 2009, statutory results differed from net earnings on a GAAP basis primarily due to the amortization of deferred acquisition costs, the basis difference in realized gains and holding company expenses, including interest. Net earnings for 2011, 2010 and 2009 include $(1.0) million, $0.4 million and $0.5 million, respectively, related to the two subsidiaries sold as of D